October 31, 2002

       Oppenheimer
       Emerging Technologies Fund

                                                                   Annual Report
                                                                   -------------
                                                                     Management
                                                                    Commentaries

[GRAPHIC]
Fund Highlights
Performance Update

Investment Strategy Discussion
Financial Statements

"We responded to the telecommunication sector's dimmed prospects by selling such holdings and broadening the Fund's focus to take advantage of what we believe are the most promising investment opportunities in emerging technology stocks despite current market conditions."

[LOGO]
OppenheimerFunds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective

Oppenheimer Emerging Technologies Fund seeks long-term capital appreciation.

Fund Highlight

On June 30, 2002, the Fund's primary management responsibilities were placed in the hands of Laura Granger, one of the OppenheimerFunds Growth Team's most experienced technology investors.

    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

13  Financial
    Statements

32  Independent
    Auditors' Report

33  Federal Income Tax
    Information

34  Trustees and Officers

Average Annual Total Returns*
          For the 1-Year Period
          Ended 10/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -48.15%      -51.13%
---------------------------------
Class B   -48.56       -51.14
---------------------------------
Class C   -48.56       -49.08
---------------------------------
Class N   -48.29       -48.80
---------------------------------
Class Y   -47.89


Top Ten Common Stock Holdings 1
UTStarcom, Inc.                                          4.1%
Microsoft Corp.                                          3.7
NPS Pharmaceuticals, Inc.                                3.3
Zoran Corp.                                              2.9
Skyworks Solutions, Inc.                                 2.6
Internet Security Systems, Inc.                          2.6
Cree, Inc.                                               2.4
Dell Computer Corp.                                      2.3
Varian Medical Systems, Inc.                             2.2
Mercury Interactive Corp.                                2.2
For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. Portfolio's holdings and strategies are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

*See Notes on page 11 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.
   We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.
   In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.
   Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.

[PHOTO OF JOHN V. MURPHY]

John V. Murphy
President
Oppenheimer
Emerging Technologies Fund

1 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

LETTER TO SHAREHOLDERS

   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ John V. Murphy
------------------
John V. Murphy
November 21, 2002


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.

2 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q

How would you characterize the Fund's performance during the 12-month period that ended October 31, 2002?

A. The Fund's performance suffered in response to a harsh environment for virtually all stock sectors and investment styles. In addition to the generally negative market trend, the kinds of bandwidth-oriented telecommunications stocks on which the Fund focused at the beginning of the period suffered particularly sharp losses. While we are disappointed with these results, we have broadened the Fund's focus to minimize the likelihood of such problems in the future, and to take advantage of what we believe are the most promising investment opportunities in emerging technology stocks despite current market conditions.

What made this such a challenging period for emerging technology stocks?

A variety of economic and political developments combined to undermine market performance. Most significant for growth-oriented stocks was a general slowdown in U.S. economic activity, led by a sharp decline in corporate capital spending which began in mid-2000 and persisted throughout the period. The decline in business spending hit bandwidth-related telecommunications-related companies especially hard, with many reporting a virtual halt in orders. Most experienced rapid inventory build-ups and came under intense financial pressure.

   In early 2002, U.S. economic data began to show signs of recovery, bolstered by low interest rates and strength in the consumer sector. Although certain areas of technology and telecommunications continued to suffer from the lingering effects of the recession, other industries experienced a degree of increased activity. However, the overall return to growth

Portfolio Manager
Laura Granger

3 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

proved slower than forecast, resulting in lower-than-expected earnings from a wide range of companies. The war on terrorism and conflict in the Middle East exacerbated concerns regarding the pace of U.S. economic growth and introduced an added level of uncertainty into the economic equation. Furthermore, highly publicized accounting debacles at a few prominent corporations undermined confidence in the accuracy of financial statements at a variety of other companies. These conditions combined to drive stock prices broadly lower during the second half of the reporting period.

How did you respond to these difficult conditions?

As the period progressed, we saw no near term end in sight to the recession afflicting bandwidth-related telecommunications. On the other hand, pockets of growth within many other emerging technology areas were visible. Accordingly, we decided to broaden the Fund's focus to encompass the entire spectrum of such enterprises, ranging from computer hardware and software to medical and consumer-related technology.

   On June 30, 2002, we placed primary Fund management responsibilities in the hands of Laura Granger, one of the OppenheimerFunds Growth Team's most experienced technology investors. Under her guidance, and working in concert with other Growth Team analysts and senior managers, we continued the process of divesting most of the Fund's bandwidth-related telecommunications holdings. Instead, the Fund management team surveyed the entire universe of emerging technology stocks, looking for financially solid companies with new products or services that appear likely to produce accelerating earnings and revenue growth.

[SIDEBAR]

In particular, we found attractive investment opportunities among companies poised on the cusp of new product cycles, including the next wave of digital consumer appliances and computer upgrades.

4 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

   In particular, we found attractive investment opportunities among companies poised on the cusp of new product cycles, including the next wave of digital consumer appliances, computer upgrades, defense-related electronics, enterprise and Internet system security, medical technology, biotechnology drug development and wireless (cell phone) equipment.

   For example, in consumer-related areas, we invested in companies creating advanced storage components for the fast-growing digital camera market, and in game developers that are benefiting from the recent introduction of several new electronic gaming platforms. In the computer area, we established positions in semiconductor manufacturers that we believe are positioned to be among the earliest beneficiaries of renewed corporate capital spending. Among defense electronics contractors, we selected companies that appeared especially well positioned to benefit from the government's growing emphasis on defense spending. In the medical technology area, we found striking opportunities among developers of major advances in patient care, such as drug-coated stents, that are just beginning to reach market. In biotechnology, we targeted a select group of well-financed companies with potential blockbuster drugs in late stages of development. Finally, we believe that wireless equipment suppliers are set to benefit from new products and the beginning of a replacement cycle.

What is your outlook for the future?

We do not believe that yesterday's technology leaders will necessarily be tomorrow's fastest growing or most successful companies. Instead, we remain sharply focused on the long-term technological and business trends that are transforming society and the marketplace, and on those companies we

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 9/30/02 2

Class A        Since
1-Year         Inception
------------------------
-55.45%        -54.54%

Class B        Since
1-Year         Inception
------------------------
-55.26%        -54.26%

Class C        Since
1-Year         Inception
------------------------
-53.38%        -53.68%

Class N        Since
1-Year         Inception
------------------------
-53.06%        -59.81%

Class Y        Since
1-Year         Inception
------------------------
-52.25%        -53.03%

2. See Notes on page 11 for further details.

5 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

believe are likely to lead the next wave of technological development. We urge our investors to focus on the long term. Although market conditions may remain volatile over the coming weeks and months, we see growth potential in the individual companies and stocks in which the Fund has invested. It is our dedication to seeking out and investing in such companies that makes Oppenheimer Emerging Technologies Fund part of The Right Way to Invest.

Sector Allocation 3


[PIE CHART]

o Information
   Technology       73.4%
   Semiconductor
   Equipment
   & Products       26.4
   Software         16.3
   Communications
   Equipment        13.5
   Computers
   & Peripherals     8.1
   Internet
   Software
   & Services        4.2
   Electronic
   Equipment &
   Instruments       3.0
   IT Consulting
   & Services        1.9
o Health Care       19.1
o Consumer
    Discretionary    3.8
o Industrials        3.7


Top Five Common Stock Industries 4
-------------------------------------------------------------
Semiconductor Equipment & Products                      25.1%
-------------------------------------------------------------
Software                                                15.6
-------------------------------------------------------------
Communications Equipment                                12.9
-------------------------------------------------------------
Computers & Peripherals                                  7.7
-------------------------------------------------------------
Health Care Equipment & Services                         7.3

3. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on total market value of common stock holdings.
4. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

6 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. During the one-year period that ended October 31, 2002, Oppenheimer Emerging Technologies Fund suffered losses amid widespread declines in stock prices. Declines proved particularly severe among bandwidth-related telecommunications stocks, an area the Fund had emphasized at the beginning of the period. In light of dimming prospects for these holdings, we broadened the Fund's focus to include the entire range of emerging technology companies, a process that continued under the guidance of an experienced fund manager, Laura Granger, who took the Fund's helm in June 2002. Our company-by-company stock selection process led us to attractive, long-term investment opportunities in a variety of areas, including digital consumer appliances, computer components, defense-related electronics, enterprise and Internet system security, medical technology and biotechnology. The Fund's portfolio, management and strategies are subject to change.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2002. Performance is measured from the inception of Classes A, B, C and Y on April 25, 2000. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to that of the Lipper Science & Technology Index and the Standard & Poor's (S&P) 500 Index. The Lipper Science & Technology Index includes the top 30 market weighted funds within the Lipper Science & Technology Classification. The index includes funds that invest 65% of their equity portfolio in science and technology stocks, without considering sales charges. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market.

   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

7 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FUND PERFORMANCE

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
      Oppenheimer Emerging Technologies Fund (Class A)
      S&P 500 Index
      Lipper Science & Technology Index

[LINE CHART]

                 Value of Investment           Lipper Science & Technology              S&P 500 Index
Date             In Fund                       Index                                    Reinvested Monthly
04/25/2000             $ 9,425                         $10,000                                  $10,000
04/30/2000              10,056                          10,000                                   10,000
07/31/2000              11,263                           9,591                                    9,879
10/31/2000              10,594                           8,826                                    9,897
01/31/2001               8,615                           7,139                                    9,487
04/30/2001               5,709                           5,385                                    8,703
07/31/2001               4,388                           4,645                                    8,464
10/31/2001               3,312                           3,676                                    7,434
01/31/2002               3,416                           4,157                                    7,956
04/30/2002               2,538                           3,462                                    7,605
07/31/2002               1,821                           2,545                                    6,466
10/31/2002               1,717                           2,463                                    6,311

Average Annual Total Returns of Class A Shares of the Fund at 10/31/02*
1-Year  -51.13%            Since Inception  -50.34%


Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
      Oppenheimer Emerging Technologies Fund (Class B)
      S&P 500 Index
      Lipper Science & Technology Index


[LINE CHART]

                 Value of Investment           Lipper Science & Technology              S&P 500 Index
Date             In Fund                       Index                                    Reinvested Monthly
04/25/2000              $10,000                           $10,000                             $10,000
04/30/2000               10,670                            10,000                              10,000
07/31/2000               11,930                             9,591                               9,879
10/31/2000               11,200                             8,826                               9,897
01/31/2001                9,090                             7,139                               9,487
04/30/2001                6,020                             5,385                               8,703
07/31/2001                4,610                             4,645                               8,464
10/31/2001                3,480                             3,676                               7,434
01/31/2002                3,580                             4,157                               7,956
04/30/2002                2,650                             3,462                               7,605
07/31/2002                1,900                             2,545                               6,466
10/31/2002                1,736                             2,463                               6,311

Average Annual Total Returns of Class B Shares of the Fund at 10/31/02*
1-Year  -51.14%            Since Inception  -50.13%

* See Notes on page 11 for further details.

The performance information for both indices in the graphs begins on 4/30/00 for Class A, Class B, Class C and Class Y and 2/28/01 for Class N.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

8 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
      Oppenheimer Emerging Technologies Fund (Class C)
      S&P 500 Index
      Lipper Science & Technology Index

[LINE CHART]

                 Value of Investment           Lipper Science & Technology              S&P 500 Index
Date             In Fund                       Index                                    Reinvested Monthly
04/25/2000          $10,000                         $10,000                                  $10,000
04/30/2000           10,670                          10,000                                   10,000
07/31/2000           11,930                           9,591                                    9,879
10/31/2000           11,200                           8,826                                    9,897
01/31/2001            9,090                           7,139                                    9,487
04/30/2001            6,010                           5,385                                    8,703
07/31/2001            4,610                           4,645                                    8,464
10/31/2001            3,480                           3,676                                    7,434
01/31/2002            3,580                           4,157                                    7,956
04/30/2002            2,650                           3,462                                    7,605
07/31/2002            1,900                           2,545                                    6,466
10/31/2002            1,790                           2,463                                    6,311

Average Annual Total Returns of Class C Shares of the Fund at 10/31/02*
1-Year  -49.08%            Since Inception  -49.52%

Class N Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
      Oppenheimer Emerging Technologies Fund (Class N)
      S&P 500 Index
      Lipper Science & Technology Index

[LINE CHART]

                 Value of Investment           Lipper Science & Technology              S&P 500 Index
Date             In Fund                       Index                                    Reinvested Monthly

03/01/2001           $10,000                             $10,000                                  $10,000
04/30/2001             9,165                              10,201                                   10,094
07/31/2001             7,041                               8,799                                    9,817
10/31/2001             5,311                               6,963                                    8,621
01/31/2002             5,478                               7,875                                    9,227
04/30/2002             4,067                               6,559                                    8,821
07/31/2002             2,914                               4,821                                    7,499
10/31/2002             2,747                               4,665                                    7,320

Average Annual Total Returns of Class N Shares of the Fund at 10/31/02*
1-Year  -48.80%            Since Inception  -53.94%

9 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FUND PERFORMANCE

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
      Oppenheimer Emerging Technologies Fund (Class Y)
      S&P 500 Index
      Lipper Science & Technology Index

[LINE CHART]

                 Value of Investment           Lipper Science & Technology              S&P 500 Index
Date             In Fund                       Index                                    Reinvested Monthly

04/25/2000             $10,000                         $10,000                              $10,000
04/30/2000              10,670                          10,000                               10,000
07/31/2000              11,960                           9,591                                9,879
10/31/2000              11,260                           8,826                                9,897
01/31/2001               9,172                           7,139                                9,487
04/30/2001               6,084                           5,385                                8,703
07/31/2001               4,691                           4,645                                8,464
10/31/2001               3,558                           3,676                                7,434
01/31/2002               3,669                           4,157                                7,956
04/30/2002               2,726                           3,462                                7,605
07/31/2002               1,955                           2,545                                6,466
10/31/2002               1,854                           2,463                                6,311

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/02*
1-Year  -47.89%            Since Inception  -48.81%

* See Notes on page 11 for further details.

The performance information for both indices in the graphs begins on 4/30/00 for Class A, Class B, Class C and Class Y and 2/28/01 for Class N.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

10 | OPPENHEIMER EMERGING TECHNOLOGIES FUND notes

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

The Fund is a non-diversified fund, which means that it can invest more of its assets in fewer stocks than diversified funds, and therefore has greater risks. Because the Fund also invests in mid- and small-cap companies, including initial public offerings, investors may be subject to greater risk of loss. While foreign securities offer special investment opportunities, there are also special risks such as currency fluctuations and foreign taxes.

Class A shares of the Fund were first publicly offered on 4/25/00. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 4/25/00. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 4/25/00. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 4/25/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

11 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

                                                            Financial Statements
                                                                     Pages 13-31

12 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF INVESTMENTS  October 31, 2002

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
Common Stocks--95.4%
--------------------------------------------------------------------------------
Consumer Discretionary--3.6%
--------------------------------------------------------------------------------
Media--2.3%
Clear Channel
Communications, Inc. 1                                    30,000      $1,111,500
--------------------------------------------------------------------------------
Comcast Corp., Cl. A
Special 1                                                 50,000       1,150,500
                                                                      ----------
                                                                       2,262,000

--------------------------------------------------------------------------------
Specialty Retail--1.3%
GameStop Corp. 1                                          71,800       1,285,220
--------------------------------------------------------------------------------
Health Care--18.2%
--------------------------------------------------------------------------------
Biotechnology--5.1%
Amgen, Inc. 1                                             40,000       1,862,400
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                                   25,200         875,448
--------------------------------------------------------------------------------
Myriad Genetics, Inc. 1                                   70,000       1,264,200
--------------------------------------------------------------------------------
Nuerocrine
Biosciences, Inc. 1                                       21,000         942,900
                                                                      ----------
                                                                       4,944,948

--------------------------------------------------------------------------------
Health Care Equipment & Supplies--7.3%
Boston Scientific
Corp. 1                                                   40,000       1,505,200
--------------------------------------------------------------------------------
SurModics, Inc. 1                                         60,000       2,053,200
--------------------------------------------------------------------------------
Varian Medical
Systems, Inc. 1                                           45,000       2,169,900
--------------------------------------------------------------------------------
Zimmer
Holdings, Inc. 1                                          35,000       1,442,700
                                                                      ----------
                                                                       7,171,000

--------------------------------------------------------------------------------
Health Care Providers & Services--1.3%
CTI Molecular
Imaging, Inc. 1                                           54,100       1,221,578
--------------------------------------------------------------------------------
Pharmaceuticals--4.5%
NPS
Pharmaceuticals, Inc. 1                                  124,900       3,244,902
--------------------------------------------------------------------------------
Scios-Nova, Inc. 1                                        40,000       1,154,400
                                                                      ----------
                                                                       4,399,302

--------------------------------------------------------------------------------
Industrials--3.6%
--------------------------------------------------------------------------------
Aerospace & Defense--1.8%
Alliant
Techsystems, Inc. 1                                       29,000       1,744,350
--------------------------------------------------------------------------------
Commercial Services & Supplies--1.8%
University of
Phoenix Online 1                                          55,000       1,710,500



                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Information Technology--70.0%
--------------------------------------------------------------------------------
 Communications Equipment--12.9%
 Brocade
 Communications
 Systems, Inc. 1                                         290,000      $1,992,300
--------------------------------------------------------------------------------
 Cisco Systems, Inc. 1                                   150,000       1,677,000
--------------------------------------------------------------------------------
 McDATA
 Corp., Cl. B 1                                          100,000         665,000
--------------------------------------------------------------------------------
 Motorola, Inc.                                          155,000       1,421,350
--------------------------------------------------------------------------------
 Nokia Corp.,
 Sponsored ADR,
 A Shares                                                 50,000         831,000
--------------------------------------------------------------------------------
 QUALCOMM, Inc. 1                                         57,000       1,967,640
--------------------------------------------------------------------------------
 UTStarcom, Inc. 1                                       235,000       4,013,800
                                                                     -----------
                                                                      12,568,090

--------------------------------------------------------------------------------
 Computers & Peripherals--7.7%
 ATI
 Technologies, Inc. 1                                    180,000       1,155,600
--------------------------------------------------------------------------------
 Dell
 Computer Corp. 1                                         80,000       2,288,800
--------------------------------------------------------------------------------
 EMC Corp. 1                                             273,000       1,395,030
--------------------------------------------------------------------------------
 Hutchinson
 Technology, Inc. 1                                       40,000         831,600
--------------------------------------------------------------------------------
 SanDisk Corp. 1                                          51,600       1,020,132
--------------------------------------------------------------------------------
 Western
 Digital Corp. 1                                         130,000         804,700
                                                                     -----------
                                                                       7,495,862

--------------------------------------------------------------------------------
 Electronic Equipment & Instruments--2.9%
 MEMC Electronic
 Materials, Inc. 1                                       176,400       1,234,800
--------------------------------------------------------------------------------
 OmniVision
 Technologies, Inc. 1                                    140,000       1,584,800
                                                                     -----------
                                                                       2,819,600

--------------------------------------------------------------------------------
 Internet Software & Services--4.0%
 Internet Security
 Systems, Inc. 1                                         138,500       2,556,710
--------------------------------------------------------------------------------
 MatrixOne, Inc. 1                                       200,300         526,789
--------------------------------------------------------------------------------
 Overture
 Services, Inc. 1                                         30,000         825,900
                                                                     -----------
                                                                       3,909,399

--------------------------------------------------------------------------------
 IT Consulting & Services--1.8%
 Anteon International
 Corp. 1                                                  45,000       1,035,000



13 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF INVESTMENTS  Continued


                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 IT Consulting & Services Continued
 Cognizant Technology
 Solutions Corp. 1                                        11,000     $   727,870
                                                                     -----------
                                                                       1,762,870

--------------------------------------------------------------------------------
 Semiconductor Equipment & Products--25.1%
 Atmel Corp. 1                                           243,900         407,313
--------------------------------------------------------------------------------
 ChipPAC, Inc. 1                                         476,900       1,264,262
--------------------------------------------------------------------------------
 Cree, Inc. 1                                            133,000       2,294,250
--------------------------------------------------------------------------------
 Integrated Circuit
 Systems, Inc. 1                                          85,000       1,737,400
--------------------------------------------------------------------------------
 Linear Technology
 Corp                                                     50,000       1,382,000
--------------------------------------------------------------------------------
 Microchip
 Technology, Inc. 1                                       41,700       1,017,480
--------------------------------------------------------------------------------
 Micron
 Technology, Inc. 1                                      107,800       1,724,800
--------------------------------------------------------------------------------
 Novellus
 Systems, Inc. 1                                          20,000         632,000
--------------------------------------------------------------------------------
 O2Micro
 International Ltd. 1                                    225,000       1,930,275
--------------------------------------------------------------------------------
 QLogic Corp. 1                                           56,300       1,959,803
--------------------------------------------------------------------------------
 RF Micro
 Devices, Inc. 1                                         160,000       1,358,240
--------------------------------------------------------------------------------
 Silicon Image, Inc. 1                                   132,300         592,704
--------------------------------------------------------------------------------
 Silicon
 Laboratories, Inc. 1                                     59,000       1,256,110
--------------------------------------------------------------------------------
 Skyworks
 Solutions, Inc. 1                                       361,500       2,566,650
--------------------------------------------------------------------------------
 Taiwan
 Semiconductor
 Manufacturing
 Co. Ltd., ADR                                            60,000         469,200
--------------------------------------------------------------------------------
 Texas
 Instruments, Inc.                                        73,900       1,172,054
--------------------------------------------------------------------------------
 Zoran Corp. 1                                           186,500       2,795,635
                                                                     -----------
                                                                      24,560,176

--------------------------------------------------------------------------------
 Software--15.6%
 Citrix Systems, Inc. 1                                  130,000         981,500
--------------------------------------------------------------------------------
 Intuit, Inc. 1                                           37,200       1,931,424
--------------------------------------------------------------------------------
 Mercury
 Interactive Corp. 1                                      81,500       2,149,155
--------------------------------------------------------------------------------
 Microsoft Corp. 1                                        67,900       3,630,613
--------------------------------------------------------------------------------
 NetIQ Corp. 1                                           146,900       2,072,759
--------------------------------------------------------------------------------
 Network
 Associates, Inc. 1                                      134,200       2,132,438


                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Software Continued
 Precise Software
 Solutions Ltd. 1                                         70,000     $   812,000
--------------------------------------------------------------------------------
 Symantec Corp. 1                                         37,200       1,488,000
                                                                     -----------
                                                                      15,197,889
                                                                     -----------
 Total Common Stocks
 (Cost $104,723,400)                                                  93,052,784

--------------------------------------------------------------------------------
 Preferred Stocks--0.2%

 Axsun Technologies,
 Inc., Cv., Series C 1,2,3                               685,519         172,751
--------------------------------------------------------------------------------
 Blaze Network
 Products, Inc.,
 8% Cv., Series D 1,2,3                                  166,836              --
--------------------------------------------------------------------------------
 BroadBand Office,
 Inc., Cv., Series C 1,2                                  52,909              --
--------------------------------------------------------------------------------
 Centerpoint Broadband
 Technologies, Inc.:
 Cv., Series D 1,2                                       463,822              --
 Cv., Series Z 1,2                                        37,491              --
--------------------------------------------------------------------------------
 fusionOne, Inc.,
 8% Non-Cum
 Cv., Series D 1,2                                       264,186           6,261
--------------------------------------------------------------------------------
 MicroPhotonix
 Integration Corp.,
 Cv., Series C 1,2,3                                     316,691              --
--------------------------------------------------------------------------------
 Multiplex, Inc.,
 Cv., Series C 1,2                                       387,138          57,064
--------------------------------------------------------------------------------
 Questia Media,
 Inc., Cv., Series B 1,2                                 258,859           1,217
                                                                     -----------
 Total Preferred
 Stocks (Cost $23,351,600)                                               237,293

                                                       Principal
                                                          Amount
--------------------------------------------------------------------------------
 Joint Repurchase Agreement--10.4%

 Undivided interest of 1.68% in joint repurchase
 agreement (Market Value $601,049,000) with
 PaineWebber, Inc., 1.88%, dated 10/31/02, to be
 repurchased at $10,105,519 on 11/1/02, collateralized
 by Federal National Mortgage Assn., 7%, 7/1/32,
 with a value of $613,536,486
 (Cost $10,105,000)                                  $10,105,000     10,105,000

--------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $138,180,000)                                       106.0%   103,395,077
--------------------------------------------------------------------------------
 Liabilities in Excess
 of Other Assets                                            (6.0)    (5,820,395)
                                                           ---------------------
 Net Assets                                                100.0%   $97,574,682
                                                           =====================


14 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

 Footnotes to Statement of Investments
 1. Non-income producing security.
 2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
 3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of October 31, 2002 amounts to $172,751. Transactions during the period in which the issuer was an affiliate are as follows:

                                     Shares      Gross       Gross            Shares    Unrealized
                           October 31, 2001  Additions  Reductions  October 31, 2002  Depreciation
--------------------------------------------------------------------------------------------------
 Stocks and/or Warrants
 ApplianceWare
 Holding Corp., Cv., Series B       524,781         --     524,781                --    $       --
 Axsun Technologies,
 Inc., Cv., Series C                685,519         --          --           685,519     7,827,256
 Blaze Network
 Products, Inc., 8% Cv., Series D   166,836         --          --           166,836     1,067,750
 MicroPhotonix
 Integration Corp., Cv., Series C   316,691         --          --           316,691     1,999,999

 See accompanying Notes to Financial Statements.


15 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002


------------------------------------------------------------------------------
 Assets

 Investments, at value
   (including $10,105,000 in repurchase agreements)
 --see accompanying statement:
 Unaffiliated companies (cost $127,112,244)                       $103,222,326
 Affiliated companies (cost $11,067,756)                               172,751
                                                                  ------------
                                                                   103,395,077
------------------------------------------------------------------------------
 Cash                                                                  419,932
------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                    1,655,244
 Shares of beneficial interest sold                                    328,676
 Interest and dividends                                                 19,600
 Other                                                                     866
                                                                  ------------
 Total assets                                                      105,819,395

------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Investments purchased                                               7,609,937
 Transfer and shareholder servicing agent fees                         217,849
 Shares of beneficial interest redeemed                                180,961
 Shareholder reports                                                   116,321
 Trustees' compensation                                                 43,694
 Distribution and service plan fees                                     18,529
 Other                                                                  57,422
                                                                  ------------
 Total liabilities                                                   8,244,713

------------------------------------------------------------------------------
 Net Assets                                                        $97,574,682
                                                                  ============

------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                  $616,687,695
------------------------------------------------------------------------------
 Accumulated net investment loss                                       (42,066)
------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions         (484,286,024)
------------------------------------------------------------------------------
 Net unrealized depreciation on investments                        (34,784,923)
                                                                  ------------
 Net Assets                                                       $ 97,574,682
                                                                  ============


16 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $44,149,828 and 24,287,174 shares of beneficial interest outstanding)     $1.82
 Maximum offering price per share (net asset value plus sales
 charge of 5.75% of offering price)                                        $1.93
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,813,409 and 20,614,603 shares of beneficial
 interest outstanding)                                                     $1.79
--------------------------------------------------------------------------------
 Class C  Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,142,548 and 7,914,947 shares of beneficial
 interest outstanding)                                                     $1.79
--------------------------------------------------------------------------------
 Class N  Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,581,750 and 872,854 shares of beneficial
 interest outstanding)                                                     $1.81
--------------------------------------------------------------------------------
 Class  Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $887,147 and 479,407 shares of beneficial
 interest outstanding)                                                     $1.85



 See accompanying Notes to Financial Statements.


17 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002


------------------------------------------------------------------------------
 Investment Income
 Interest                                                        $    561,405
------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $12,686)              179,653
                                                                 -------------
 Total investment income                                              741,058

------------------------------------------------------------------------------
 Expenses

 Management fees                                                    1,473,898
------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                              168,548
 Class B                                                              581,342
 Class C                                                              178,249
 Class N                                                                7,735
------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                            1,028,934
 Class B                                                              925,384
 Class C                                                              264,286
 Class N                                                               18,469
 Class Y                                                                2,180
------------------------------------------------------------------------------
 Shareholder reports                                                  468,829
------------------------------------------------------------------------------
 Trustees' compensation                                                10,117
------------------------------------------------------------------------------
 Custodian fees and expenses                                              582
------------------------------------------------------------------------------
 Other                                                                 40,528
                                                                 -------------
 Total expenses                                                     5,169,081
 Less reduction to custodian expenses                                    (288)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees -- Classes A, B, C and N                     (1,474,466)
 Less voluntary waiver of transfer and
 shareholder servicing agent fees -- Class Y                             (391)
                                                                 -------------
 Net expenses                                                       3,693,936

------------------------------------------------------------------------------
 Net Investment Loss                                               (2,952,878)

------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized loss on investments:
 Unaffiliated companies                                          (178,622,417)
 Affiliated companies                                              (1,799,999)
------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments              91,696,018
                                                                 -------------
 Net realized and unrealized loss                                 (88,726,398)

------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations            $(91,679,276)
                                                                 =============


 See accompanying Notes to Financial Statements.


18 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended October 31,                                         2002              2001
---------------------------------------------------------------------------------------
 Operations

 Net investment loss                                   $  (2,952,878)    $  (2,021,035)
---------------------------------------------------------------------------------------
 Net realized loss                                      (180,422,416)     (298,217,147)
---------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)     91,696,018      (101,744,638)
                                                       --------------------------------
 Net decrease in net assets resulting from operations    (91,679,276)     (401,982,820)

---------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                          --          (300,492)
 Class B                                                          --                --
 Class C                                                          --                --
 Class N                                                          --                --
 Class Y                                                          --                (2)

---------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                  (4,784,726)       33,019,943
 Class B                                                  (1,860,465)       33,905,122
 Class C                                                   2,051,070        13,691,670
 Class N                                                   1,159,593         2,083,236
 Class Y                                                     325,037         1,627,205

---------------------------------------------------------------------------------------
 Net Assets

 Total decrease                                          (94,788,767)     (317,956,138)
---------------------------------------------------------------------------------------
 Beginning of period                                     192,363,449       510,319,587
                                                        -------------------------------
 End of period [including accumulated net investment
 losses of $42,066 and $36,769, respectively]           $ 97,574,682      $192,363,449
                                                        ==============================



 See accompanying Notes to Financial Statements.


19 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS


  Class A     Year Ended October 31                         2002      2001    2000 1
-------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                      $3.51    $11.24    $10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.04)     (.01)      .01
 Net realized and unrealized gain (loss)                   (1.65)    (7.71)     1.23
                                                           --------------------------
 Total from investment operations                          (1.69)    (7.72)     1.24
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --      (.01)       --
                                                           --------------------------
 Total dividends and/or distributions to shareholders         --      (.01)       --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $1.82    $ 3.51    $11.24
                                                           =========================

-------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                       (48.15)%  (68.74)%   12.40%

-------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $44,150  $ 91,220  $253,471
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $68,695  $158,376  $149,623
-------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                              (1.61)%   (0.23)%    0.25%
 Expenses                                                   3.11%     2.08%     1.65%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees             2.10%     2.04%     1.65%
 Portfolio turnover rate                                     159%       85%        6%



1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

20 | OPPENHEIMER EMERGING TECHNOLOGIES FUND


  Class B     Year Ended October 31                         2002      2001    2000 1
-------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                      $3.48    $11.20   $ 10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                        (.07)     (.06)     (.01)
 Net realized and unrealized gain (loss)                   (1.62)    (7.66)     1.21
                                                           --------------------------
 Total from investment operations                          (1.69)    (7.72)     1.20
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --        --        --
                                                           --------------------------
 Total dividends and/or distributions to shareholders         --        --        --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $1.79     $3.48    $11.20
                                                           ==========================

-------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                       (48.56)%  (68.93)%   12.00%

-------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $36,813  $ 75,336  $200,251
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $58,029  $128,540  $106,620
-------------------------------------------------------------------------------------
 Ratios to average net assets 3
 Net investment loss                                       (2.40)%   (0.99)%   (0.48)%
 Expenses                                                   3.95%     2.84%     2.39%
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of transfer agent fees    2.94%     2.80%     2.39%
-------------------------------------------------------------------------------------
 Portfolio turnover rate                                     159%       85%        6%



1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

21 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS  Continued


  Class C     Year Ended October 31                         2002      2001    2000 1
-------------------------------------------------------------------------------------
 Per Share Operating Data
-------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $ 3.48    $11.20   $ 10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                        (.05)     (.05)     (.01)
 Net realized and unrealized gain (loss)                   (1.64)    (7.67)     1.21
                                                           --------------------------
 Total from investment operations                          (1.69)    (7.72)     1.20
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --        --        --
                                                           --------------------------
 Total dividends and/or distributions to shareholders         --        --        --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $1.79     $3.48    $11.20
                                                           =========================

-------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                       (48.56)%  (68.93)%   12.00%
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                $14,143   $23,121   $56,597
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $17,800   $38,049   $28,193
-------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                       (2.36)%   (1.00)%   (0.47)%
 Expenses                                                   3.84%     2.84%     2.39%
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of transfer agent fees    2.83%     2.80%     2.39%
-------------------------------------------------------------------------------------
 Portfolio turnover rate                                     159%       85%        6%



1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

22 | OPPENHEIMER EMERGING TECHNOLOGIES FUND


  Class N     Year Ended October 31                                   2002    2001 1
--------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                               $ 3.50    $ 6.59
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                  (.04)     (.03)
 Net realized and unrealized loss                                    (1.65)    (3.06)
                                                                     -----------------
 Total from investment operations                                    (1.69)    (3.09)
--------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                   --        --
                                                                     -----------------
 Total dividends and/or distributions to shareholders                   --        --
--------------------------------------------------------------------------------------
 Net asset value, end of period                                      $1.81     $3.50
                                                                     =================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                 (48.29)%  (46.89)%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                           $1,582    $1,450
--------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $1,547    $1,287
--------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                 (1.80)%   (1.24)%
 Expenses                                                             3.05%     2.61%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees                       2.04%     2.57%
--------------------------------------------------------------------------------------
 Portfolio turnover rate                                               159%       85%



1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

23 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS  Continued


  Class Y     Year Ended October 31                         2002      2001    2000 1
-------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                     $ 3.55    $11.26   $ 10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.03)       -- 2     .02
 Net realized and unrealized gain (loss)                   (1.67)    (7.69)     1.24
                                                           --------------------------
 Total from investment operations                          (1.70)    (7.69)     1.26
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --      (.02)       --
                                                           --------------------------
 Total dividends and/or distributions to shareholders         --      (.02)       --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $1.85    $ 3.55    $11.26
                                                           ==========================

-------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                       (47.89)%  (68.40)%   12.60%

-------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                 $  887    $1,236        $1
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $1,057    $  331        $1
-------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                              (1.03)%   (0.08)%    0.33%
 Expenses                                                   1.57%     1.33%     1.42%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees             1.53%     1.23%     1.42%
-------------------------------------------------------------------------------------
 Portfolio turnover rate                                     159%       85%        6%



1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

24 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Emerging Technologies Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares



25 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

    During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.

 As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2008      $  5,646,461
                              2009       277,396,446
                              2010       197,770,478
                                        ------------
                              Total     $480,813,385
                                        ============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2002, the Fund's projected benefit obligations were increased by $5,297 resulting in an accumulated liability of $42,066 as of October 31, 2002.

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the

26 | OPPENHEIMER EMERGING TECHNOLOGIES FUND fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $2,947,581. Accumulated net investment loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the year ended October 31, 2002 and year ended October 31, 2001 was as follows:

                                       Year Ended            Year Ended
                                 October 31, 2002      October 31, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income              $--             $ 300,494
                 Long-term capital gain        --                    --
                 Return of capital             --                    --
                                           ----------------------------
                 Total                        $--              $300,494
                                           ============================

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net investment loss     $     (42,066)
                 Accumulated net realized loss        (484,286,024)
                 Net unrealized depreciation           (34,784,923)
                                                     --------------
                 Total                               $(519,113,013)
                                                     ==============

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

27 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest

 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                        Year Ended October 31, 2002             Year Ended October 31, 2001 1
                                    Shares                   Amount               Shares               Amount
--------------------------------------------------------------------------------------------------------------
 Class A
 Sold                            9,326,514             $ 25,428,472           14,879,485         $102,528,400
 Dividends and/or
 distributions reinvested               --                       --               27,095              280,977
 Redeemed                      (11,033,670)             (30,213,198)         (11,466,289)         (69,789,434)
                               -------------------------------------------------------------------------------
 Net increase (decrease)        (1,707,156)             $(4,784,726)           3,440,291          $33,019,943
                               ===============================================================================

--------------------------------------------------------------------------------------------------------------
 Class B
 Sold                            6,616,144             $ 17,684,754            9,478,580        $  66,257,999
 Dividends and/or
 distributions reinvested               --                       --                   --                   --
 Redeemed                       (7,676,699)             (19,545,219)          (5,680,601)         (32,352,877)
                               -------------------------------------------------------------------------------
 Net increase (decrease)        (1,060,555)             $(1,860,465)           3,797,979          $33,905,122
                               ===============================================================================

--------------------------------------------------------------------------------------------------------------
 Class C
 Sold                            3,887,508            $   9,097,690            4,831,881        $  32,141,537
 Dividends and/or
 distributions reinvested               --                       --                   --                   --
 Redeemed                       (2,625,476)              (7,046,620)          (3,232,646)         (18,449,867)
                               -------------------------------------------------------------------------------
 Net increase                    1,262,032              $ 2,051,070            1,599,235          $13,691,670
                               ===============================================================================

--------------------------------------------------------------------------------------------------------------
 Class N
 Sold                              563,908            $   1,409,424              426,922        $   2,139,222
 Dividends and/or
 distributions reinvested               --                       --                   --                   --
 Redeemed                         (105,319)                (249,831)             (12,657)             (55,986)
                               -------------------------------------------------------------------------------
 Net increase                      458,589              $ 1,159,593              414,265          $ 2,083,236
                               ===============================================================================

--------------------------------------------------------------------------------------------------------------
 Class Y
 Sold                              353,446            $     890,176              382,481        $   1,750,586
 Dividends and/or
 distributions reinvested               --                       --                   --                   --
 Redeemed                         (222,801)                (565,139)             (33,819)            (123,381)
                               -------------------------------------------------------------------------------
 Net increase                      130,645             $    325,037              348,662         $  1,627,205
                               ===============================================================================

 1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.



28 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $232,351,960 and $197,284,012, respectively.

    As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $141,652,640 was composed of:

                     Gross unrealized appreciation   $  7,152,930
                     Gross unrealized depreciation    (45,410,493)
                                                     -------------
                     Net unrealized depreciation     $(38,257,563)
                                                     =============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of average annual net assets.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund.
 The Fund pays OFS a $19.75 per account fee.

    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFSmay voluntarily waive the minimum fees.

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. Beginning November 1, 2002, transfer agent fees for Class Y shares are limited to 0.35% of the Fund's average daily net assets. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


29 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  Aggregate         Class A     Concessions    Concessions      Concessions     Concessions
                  Front-End       Front-End      on Class A     on Class B       on Class C      on Class N
              Sales Charges   Sales Charges          Shares         Shares           Shares          Shares
                 on Class A     Retained by     Advanced by    Advanced by      Advanced by     Advanced by
 Year Ended          Shares     Distributor   Distributor 1  Distributor 1    Distributor 1   Distributor 1
-----------------------------------------------------------------------------------------------------------
 October 31, 2002  $421,227        $151,752         $18,721       $497,004          $42,256         $11,625

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                         Class A       Class B        Class C        Class N
                      Contingent    Contingent     Contingent     Contingent
                        Deferred      Deferred       Deferred       Deferred
                   Sales Charges Sales Charges  Sales Charges  Sales Charges
                     Retained by   Retained by    Retained by    Retained by
 Year Ended          Distributor   Distributor    Distributor    Distributor
----------------------------------------------------------------------------
 October 31, 2002         $5,146      $264,697         $5,747           $780


--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2002, payments under the Class A Plan totaled $168,548, all of which were paid by the Distributor to recipients, and included $11,496 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended October 31, 2002, were as follows:

                                                                 Distributor's
                                                  Distributor's      Aggregate
                                                      Aggregate   Unreimbursed
                                                   Unreimbursed  Expenses as %
                 Total Payments  Amount Retained       Expenses  of Net Assets
                     Under Plan   by Distributor     Under Plan       of Class
------------------------------------------------------------------------------
 Class B Plan          $581,342         $475,951     $8,768,947         23.82%
 Class C Plan           178,249           51,283        761,371          5.38
 Class N Plan             7,735            7,026         45,383          2.87


30 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

--------------------------------------------------------------------------------
 5. Illiquid or Restricted Securities
 As of October 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2002 was $237,293, which represents 0.24% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                         Valuation as of           Unrealized
 Security                      Acquisition Dates               Cost     October 31, 2002         Depreciation
-------------------------------------------------------------------------------------------------------------
 Stocks and/or Warrants
 Axsun Technologies,
 Inc., Cv., Series C                    12/13/00         $8,000,007             $172,751           $7,827,256
-------------------------------------------------------------------------------------------------------------
 Blaze Network Products,
 Inc., 8% Cv., Series D                 10/17/00          1,067,750                   --            1,067,750
-------------------------------------------------------------------------------------------------------------
 BroadBand Office, Inc., Cv., Series C   8/28/00            999,980                   --              999,980
-------------------------------------------------------------------------------------------------------------
 Centerpoint Broadband Technologies,
 Inc., Cv., Series D                    10/23/00          5,000,001                   --            5,000,001
-------------------------------------------------------------------------------------------------------------
 Centerpoint Broadband
 Technologies, Inc., Cv., Series Z       5/26/00            999,999                   --              999,999
-------------------------------------------------------------------------------------------------------------
 fusionOne, Inc., 8% Non-Cum.
 Cv., Series D                            9/6/00          1,434,530                6,261            1,428,269
-------------------------------------------------------------------------------------------------------------
 MicroPhotonix Integration Corp.,
 Cv., Series C                            7/6/00          1,999,999                   --            1,999,999
-------------------------------------------------------------------------------------------------------------
 Multiplex, Inc., Cv., Series C           2/9/01          2,849,336               57,064            2,792,272
-------------------------------------------------------------------------------------------------------------
 Questia Media, Inc., Cv., Series B      8/18/00            999,998                1,217              998,781


--------------------------------------------------------------------------------
 6. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the year ended or at October 31, 2002.

31 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer Emerging Technologies Fund:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Emerging Technologies Fund, including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the period from April 25, 2000 (inception of offering) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Emerging Technologies Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the period from April 25, 2000 (inception of offering) to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 November 21, 2002


32 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

--------------------------------------------------------------------------------
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

33 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------
Name, Age, Position(s)       Principal Occupation(s) During Past 5 Years /
Held with Fund and           Other Trusteeships/Directorships Held by Trustee /
Length of Service            Number of Portfolios in Fund Complex Currently
                             Overseen by Trustee

INDEPENDENT                  The address of each Trustee in the chart below is
TRUSTEES                     6803 S. Tucson Way, Centennial, CO 80112-3924.
                             Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Leon Levy,                   General Partner (since 1982) of Odyssey Partners,
Chairman of the Board of     L.P. (investment partnership) and Chairman of the
Trustees (since 2000)        Board (since 1981) of Avatar Holdings, Inc. (real
Age: 77                      estate development). Oversees 31 portfolios in the
                             OppenheimerFunds complex.

Robert G. Galli,             A trustee or director of other Oppenheimer funds.
Trustee (since 2000)         Formerly Vice Chairman (October 1995-December
Age: 69                      1997) of OppenheimerFunds, Inc. (the Manager).
                             Oversees 41 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths,        The Director (since 1991) of the Institute for
Trustee (since 2000)         Advanced Study, Princeton, N.J., director (since
Age: 64                      2001) of GSI Lumonics and a member of the National
                             Academy of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a
                             Professor of Mathematics at Harvard University.
                             Oversees 31 portfolios in the OppenheimerFunds complex.


Benjamin Lipstein,           Professor Emeritus of Marketing, Stern Graduate
Trustee (since 2000)         School of Business Administration, New York
Age: 79                      University. Oversees 31 portfolios in the
                             OppenheimerFunds complex.


Joel W. Motley,              Director (January 2002-present), Columbia Equity
Trustee (since 2002)         Financial Corp. (privately-held financial
Age: 50                      adviser); Managing Director (January
                             2002-present), Carmona Motley Inc. (privately-held financial adviser); Formerly he held the following positions: Managing Director (January
                             1998-December 2001), Carmona Motley Hoffman Inc.
                             (privately-held financial adviser); Managing
                             Director (January 1992- December 1997), Carmona
                             Motley & Co. (privately-held financial adviser).
                             Oversees 31 portfolios in the OppenheimerFunds complex.

Elizabeth B. Moynihan,       Author and architectural historian; a trustee of
Trustee (since 2000)         the Freer Gallery of Art and Arthur M. Sackler
Age: 73                      Gallery (Smithsonian Institute), Trustees Council
                             of the National Building Museum; a member of the Trustees Council, Preservation League of New York
                             State. Oversees 31 portfolios in the
                             OppenheimerFunds complex.

Kenneth A. Randall,          A director of Dominion Resources, Inc. (electric
Trustee (since 2000)         utility holding company) and Prime Retail, Inc.
Age: 75                      (real estate investment trust); formerly a
                             director of Dominion Energy, Inc. (electric power and oil & gas producer), President and Chief
                             Executive Officer of The Conference Board, Inc.
                             (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                             American Motorists Insurance Company and American
                             Manufacturers Mutual Insurance Company. Oversees
                             31 portfolios in the OppenheimerFunds complex.



34 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Edward V. Regan,             President, Baruch College, CUNY; a director of
Trustee (since 2000)         RBAsset (real estate manager); a director of
Age: 72                      OffitBank; formerly Trustee, Financial Accounting
                             Foundation (FASB and GASB), Senior Fellow of
                             Jerome Levy Economics Institute, Bard College,
                             Chairman of Municipal Assistance Corporation for the City of New York, New York State Comptroller and Trustee of New York State and Local Retirement
                             Fund. Oversees 31 investment companies in the OppenheimerFunds complex.

Russell S. Reynolds, Jr.,    Chairman (since 1993) of The Directorship Search
Trustee (since 2000)         Group, Inc. (corporate governance consulting and
Age: 70                      executive recruiting); a life trustee of
                             International House (non-profit educational organization), and a trustee (since 1996) of the Greenwich Historical Society. Oversees 31 portfolios in the OppenheimerFunds complex.


Donald W. Spiro,             Chairman Emeritus (since January 1991) of the
Vice Chairman of the Board   Manager. Formerly a director (January 1969-August
of Trustees (since 2000)     1999) of the Manager. Oversees 31 portfolios in
Age: 76                      the OppenheimerFunds complex.


Clayton K. Yeutter,          Of Counsel (since 1993), Hogan & Hartson (a law
Trustee (since 2000)         firm). Other directorships: Caterpillar, Inc.
Age: 71                      (since 1993) and Weyerhaeuser Co. (since 1999).
                             Oversees 31 portfolios in the OppenheimerFunds complex.


--------------------------------------------------------------------------------
INTERESTED TRUSTEE           The address of Mr. Murphy in the chart below is
AND OFFICER                  498 Seventh Avenue, New York, NY 10018. Mr. Murphy
                             serves for an indefinite term, until his resignation, death or removal.


John V. Murphy,              Chairman, Chief Executive Officer and director
President and Trustee        (since June 2001) and President (since September
(since 2001)                 2000) of the Manager; President and a director or
Age: 53                      trustee of other Oppenheimer funds; President and
                             a director (since July 2001) of Oppenheimer
                             Acquisition Corp., the Manager's parent holding company, and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager;
                             a director (since November 2001) of
                             OppenheimerFunds Distributor, Inc., the Fund's distributor; Chairman and a director (since July
                             2001) of Shareholder Services, Inc. and of
                             Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since July 2001) of OppenheimerFunds
                             Legacy Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the
                             Manager: OFI Institutional Asset Management, Inc.
                             and Centennial Asset Management Corporation (since
                             November 2001), HarbourView Asset Management
                             Corporation and OFI Private Investments, Inc.
                             (since July 2001); President (since November 1,
                             2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity
                             Investment Management Corp. and Tremont Advisers,
                             Inc., investment advisory affiliates of the Manager; Executive Vice President (since February
                             1997) of Massachusetts Mutual Life Insurance
                             Company, the Manager's parent company; a director
                             (since June 1995) of DLB Acquisition Corporation
                             (a holding company that holds the shares of David
                             L. Babson & Company, Inc.); formerly, Chief
                             Operating Officer (from September 2000 to June
                             2001) of the Manager; President and trustee (from
                             November 1999 to November 2001) of MML Series
                             Investment Fund and MassMutual Institutional
                             Funds, open-end investment companies; a director
                             (from September 1999 to August 2000) of C.M. Life
                             Insurance Company; President, Chief Executive
                             Officer and director (from September 1999 to
                             August 2000) of MML Bay State Life Insurance
                             Company; a director (from June 1989 to June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank, a wholly-owned subsidiary of Emerald Isle Bancorp.
                             Oversees 69 portfolios in the OppenheimerFunds complex.



35 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

TRUSTEES AND OFFICERS  Continued

--------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: for Mr. Zack and Ms. Granger, 498 Seventh Avenue, New York, NY 10018, for Mr.
                             Wixted, 6803 S. Tucson Way, Centennial, CO
                             80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Laura Granger,               Vice President of the Manager (since October
Vice President (since 2000)  2000); formerly a portfolio manager at Fortis
Age:  41                     Advisors (July 1998-October 2000) prior to which
                             she was portfolio manager at General Motors
                             Investment Management (July 1993-July 1998). An officer of 2 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,             Senior Vice President and Treasurer (since March
Treasurer, Principal         1999) of the Manager; Treasurer (since March 1999)
Financial and Accounting     of HarbourView Asset Management Corporation,
Officer (since 1999)         Shareholder Services, Inc., Oppenheimer Real Asset
Age: 43                      Management Corporation, Shareholder Financial
                             Services, Inc., Oppenheimer Partnership Holdings,
                             Inc., OFI Private Investments, Inc. (since March
                             2000), OppenheimerFunds International Ltd. and
                             Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset Management, Inc.
                             (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                             Financial Officer (since May 2000) of Oppenheimer
                             Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                             OppenheimerFunds Legacy Program (since April
                             2000); formerly Principal and Chief Operating
                             Officer (March 1995-March 1999), Bankers Trust
                             Company-Mutual Fund Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,              Senior Vice President (since May 1985) and General
Secretary (since 2001)       Counsel (since February 2002) of the Manager;
Age: 54                      General Counsel and a director (since November
                             2001) of OppenheimerFunds Distributor, Inc.;
                             Senior Vice President and General Counsel (since
                             November 2001) of HarbourView Asset Management
                             Corporation; Vice President and a director (since
                             November 2000) of Oppenheimer Partnership
                             Holdings, Inc.; Senior Vice President, General
                             Counsel and a director (since November 2001) of Shareholder Services, Inc., Shareholder Financial
                             Services, Inc., OFI Private Investments, Inc.,
                             Oppenheimer Trust Company and OFI Institutional
                             Asset Management, Inc.; General Counsel (since
                             November 2001) of Centennial Asset Management
                             Corporation; a director (since November 2001) of
                             Oppenheimer Real Asset Management, Inc.; Assistant
                             Secretary and a director (since November 2001) of OppenheimerFunds International Ltd.; Vice
                             President (since November 2001) of
                             OppenheimerFunds Legacy Program; Secretary (since
                             November 2001) of Oppenheimer Acquisition Corp.;
                             formerly Acting General Counsel (November
                             2001-February 2002) and Associate General Counsel
                             (May 1981-October 2001) of the Manager; Assistant
                             Secretary of Shareholder Services, Inc. (May
                             1985-November 2001), Shareholder Financial
                             Services, Inc. (November 1989-November 2001);
                             OppenheimerFunds International Ltd. and
                             Oppenheimer Millennium Funds plc (October
                             1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.



The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.

36 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

OPPENHEIMER EMERGING TECHNOLOGIES FUND

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 Investment Advisor                  OppenheimerFunds, Inc.

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 Distributor                         OppenheimerFunds Distributor, Inc.

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 Transfer and Shareholder            OppenheimerFunds Services
 Servicing Agent

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 Independent Auditors                KPMG LLP

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 Legal Counsel                       Mayer Brown Rowe & Maw



(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

37 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

INFORMATION AND SERVICES

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Representatives also available Mon-Fri 8am-9pm ET
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Ticker Symbols
Class A: OETAX  Class B: OETBX  Class C: OETCX  Class N: OETNX  Class Y: OETYX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


[GRAPHIC] OppenheimerFunds(R) Distributor, Inc.

RA0765.001.1002  December 30, 2002